                                 EXHIBIT 10.11


                      FIRST AMENDMENT TO LOAN AND GUARANTY
                       AGREEMENT, CONFIRMATION OF SECURITY
                     AGREEMENT AND CONFIRMATION OF GUARANTY

          THIS FIRST AMENDMENT TO LOAN AND GUARANTY AGREEMENT, CONFIRMATION OF SECURITY AGREEMENT AND CONFIRMATION OF GUARANTY, dated as of November 1, 1993 (this "Amendment"), is among CHECKER MOTORS CO., L.P., a Delaware limited partnership (the "Company"), CHECKER MOTORS CORPORATION, a New Jersey corporation ("CMC"), SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY, a West Virginia corporation ("SCSM", and CMC and SCSM may each be referred to herein as a "Guarantor" or collectively as the "Guarantors"), and NBD BANK, N.A., a national banking association formerly named National Bank of Detroit (the "Bank").



                                    RECITALS


          A. The Company, the Guarantors and the Bank have entered into a Loan and Guaranty Agreement, dated as of September 17, 1992 (the "Loan Agreement"), pursuant to which the Bank provided to the Company a $30,000,000 term loan and the Guarantors guaranteed the indebtedness of the Company.

          B. The Company, the Guarantors and the Bank now desire that the Loan Agreement be amended to provide for an additional uncommitted line of credit in the amount of $5,000,000 payable by the Company and guaranteed by the Guarantors.

          C. The Company and the Bank further desire to confirm the effectiveness of the Security Agreement and all other agreements and documents executed in connection with the Loan Agreement and the Guarantors further desire to confirm their obligations under the Guaranty and the collateral granted by them and all other agreements and documents executed in connection with the Loan Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                    SECTION 1.  AMENDMENTS TO LOAN AGREEMENT

          Effective upon the date that the conditions precedent set forth in
Section 3 hereof are satisfied, which date shall be determined by the Bank in its reasonable discretion (the "Amendment Date"), the Loan Agreement is hereby amended as follows:

          1.1 The recital paragraph on the first page is deleted and the following is substituted in place thereof:

          WHEREAS, the Company desires to obtain a term loan in the aggregate principal amount of $30,000,000 in order to refund existing indebtedness owed by CMC and SCSM to the Bank and for other partnership purposes allowed hereunder and the Company desires to obtain an uncommitted line of credit in aggregate amount not to exceed $5,000,000 for working capital purposes, the Guarantors, in consideration of $10.00 and other valuable consideration, the amount and sufficiency of which is hereby acknowledged, are willing to guaranty such term loan and line of credit, and the Bank is willing to make a term loan and provide such a line of credit on the terms and conditions herein set forth;

          1.2 The definition of "FLOATING RATE" contained in Section 1.1 is deleted and the following is substituted in place thereof:

               "FLOATING RATE" shall mean the per annum rate equal to the sum of
               (a)(i) with respect to Line of Credit Loans, one percent (1%) per annum (ii) with respect to the Term Loan, one and one quarter percent (1-1/4%) per annum plus (b) the Prime Rate in effect from time to time; such Floating Rate shall change simultaneously with any change in such Prime Rate.

          1.3 The definition of "LOAN" shall be deleted and the following is substituted in the place thereof:

               "LOAN" shall mean any Line of Credit Loan or the Term Loan, and "Loans" shall mean all Line of Credit Loans and the Term Loan.

          1.4 The definition of "NOTES" contained in Section 1.1. is deleted and the following is substituted in the place thereof:

               "NOTES" shall mean the Term Note and the Line of Credit Note, and each shall be a "Note".

          1.5 The following definitions are inserted in Section 1.1 in appropriate alphabetical order:

               "EXPIRY DATE" shall mean the earlier of (a) November 30, 1994, or
               (b) the date on which the Line of Credit Note is accelerated under Section 7.2(a).

               "FIRST AMENDMENT" shall mean the First Amendment to Loan and Guaranty Agreement, Confirmation of Security

               Agreement and Confirmation of Guaranty, dated as of November 1, 1993, among the Company, the Guarantors and the Bank.

               "FIRST AMENDMENT DATE" shall mean the Amendment Date, as defined in Section 1 of the First Amendment.

               "LINE OF CREDIT LOANS" shall mean the borrowings under Section 2.1A evidenced by the Line of Credit Note and made pursuant to
               Section 2.1A.

               "LINE OF CREDIT NOTE" shall mean any promissory note of the Company evidencing the Line of Credit Loans, substantially in the form annexed hereto as Exhibit A-1, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

               "TERM LOAN" shall mean the borrowing under Section 2.2 evidenced by the Term Note and made pursuant to Section 2.1. Such Loan shall be denominated as a Floating Rate Loan.

               "TERM NOTE" shall mean the promissory note of the Company evidencing the Term Loan, in substantially the form annexed hereto as Exhibit A, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

          1.6 A new Section 2.1A is hereby added after existing Section 2.1 to read as follows:

               2.1A LINE OF CREDIT. The Bank agrees, subject to the terms and conditions of this Agreement, to extend a line of credit to the Company from time to time from the First Amendment Date through the Expiry Date, in such amounts as the Company shall from time to time request, not to exceed $5,000,000 in aggregate principal amount at any time outstanding. Notwithstanding any provisions of this Agreement or any other agreements, it is understood and agreed that (a) the Bank shall at no time be obligated to make any Line of Credit Loan, despite compliance with any express conditions precedent thereto, and (b) the aggregate outstanding principal amount of all loans by the Bank to the Company and the Guarantors, whether under this Agreement or any other agreement, shall not exceed $45,000,000.

          1.7 A new Section 2.2A is hereby added after existing Section 2.2 to read as follows:

               2.2A DISBURSEMENT OF LINE OF CREDIT LOANS. All Line of Credit Loans shall be made as Floating Rate Loans, the proceeds of which shall be made available to the Company by depositing the proceeds thereof, in immediately available funds, in an account maintained and designated by the Company at the Bank.

               (b) All Line of Credit Loans made under this Section 2.2A shall be evidenced by the Line of Credit Note, and shall be due and payable and bear interest as provided in Article III. The Bank is hereby authorized by the Company to record on the schedule attached to the Line of Credit Note, or in its books and records, the date and amount of each Line of Credit Loan, the amount of each payment or prepayment of principal thereon, and the other information provided for on such schedule, which schedule or books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, PROVIDED, HOWEVER, that failure of the Bank to record, or any error in recording, any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of the Line of Credit Loans, all accrued interest thereon and other amounts payable with respect thereto in accordance with the terms of the Line of Credit Note and this Agreement.

          1.8 A new Section 2.7 is hereby added after Section 2.6 to read as follows:

               2.7 LINE OF CREDIT FEE. The Company further agrees to pay to the Bank a fee during the period from the First Amendment Date to but excluding the Expiry Date at a rate equal to three-eighths of one percent (3/8 of 1%) per annum of the daily average of the difference between $5,000,000 and the Line of Credit Loans, payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing on such Business Day in December, 1993, and on the Expiry Date.

          1.9 A new Section 3.1(d) is hereby added after Section 3.1(c) to read as follows:

               (d) The Company shall pay to the Bank the outstanding principal amount of the Line of Credit Loans on the Expiry Date.

          1.10 Reference in the introductory paragraph to Section 5.2 to "Maturity Date" shall be deleted and "later of the Maturity Date or the Expiry Date" should be substituted in place thereof.

          1.11 Section 5.2(b) is hereby deleted and the following is substituted in place thereof:

               (b) CONSOLIDATED TANGIBLE NET WORTH. Permit or suffer Consolidated Tangible Net Worth of CMC to be less than $45,000,000 at any time from the Effective Date to and including December 30, 1995, provided that such minimum required amount shall increase by $1,000,000 on December 31, 1995 and on each December 31st thereafter.

          1.12 Section 5.2(d) is amended by deleting reference therein to "3.50 to 1.0" and substituting "4.0 to 1.0" in place thereof.

     1.13 Section 5.2(g) is amended by deleting the period at the end of clause
(ii) thereof and substituting "; and" in place thereof and adding the following new clause (iii) to the the end of Section 5.2(g):

               (iii) Notwithstanding anything contained in this Agreement to the contrary, and in accordance with the letter from the Bank dated September 21, 1993, the proceeds of the sale of not more than 100 taxi medallions may be paid to ICC (which payments are in addition to those allowed under Section 5.2(i) hereof and are not subject to any other covenants of this Agreement) to be used solely to settle litigation with Boeing.

          1.14 Section 5.2(i) is hereby deleted and the following is substituted in place thereof:

               (i)  PAYMENTS TO ICC.  Other than the payment to ICC permitted by
               Section 5.2(g)(iii), any payments or transfers of any kind, directly or indirectly from the Company, any of the Guarantors or any Subsidiary of the Company or any Guarantor to ICC shall not exceed in the aggregate, (i) for 1992, the lesser of (x) $26,000,000 or (y) $21,000,000 plus the Maximum Contingent Amount; (ii) for 1993, the sum of $25,000,000 plus the difference between the Maximum Contingent Amount and all Contingent Payments made in 1992; and (iii) for 1994 and each year thereafter, the sum of $20,000,000 plus the difference between the Maximum Contingent Amount and all Contingent Payments made in prior years, plus, for 1994, the lesser of $5,000,000 or the amount, if any, by which payments to ICC permitted under this Section 5.2(i) for 1993 were less than $25,000,000 and plus, for all years after 1994, the lesser of $5,000,000 or the amount, if any, by which payments to ICC permitted under this Section 5.2(i) for the immediately previous year were less than $20,000,000. As used herein, "Maximum Contingent Amount" shall mean the lesser of (i)

               $5,000,000 or (ii) the actual tax payments and other liabilities paid to the Internal Revenue Service arising from the settlement of tax audits of federal tax returns of ICC for years prior to 1992 plus payments with respect to certain contingent liabilities set forth on Schedule 5.2(i) (payments described in this clause
               (ii) are defined as the "Contingent Payments"). Notwithstanding any provision of this Agreement, (i) the Company shall not be restricted from making additional distributions to its partners out of funds legally available therefor, and (ii) the Guarantors shall not be restricted from paying dividends out of a pool smaller than one equal to one hundred percent of the amount legally available under the corporate law of its state of incorporation for such payments or distributions. Prior to any such additional distribution or payment, the Company shall make a prepayment to the Bank in an amount equal to one-half of the then outstanding balance of the Loans, which prepayment shall be applied to installments of principal of the Loans in the inverse order of their maturities. The Company agrees that the amount of payments allowed under this Section 5.2(i) will be adjusted downward if ICC restructures its debt to the extent allowed under such restructuring.

          1.15 Section 7.1(k) is hereby deleted and the following is substituted in place thereof:

               (k) The occurrence of any Event of Default under the Credit and Guaranty Agreement, dated as of August 1, 1989, as amended or modified from time to time (the "SCSM Credit Agreement"), among SCSM, as the borrower, the Company and CMC, as guarantors, and the Bank.

          1.16 Each reference in Sections 2.1, 2.2 and 2.3 to "a Loan" or "the Loan" shall be deleted and "the Term Loan" shall be substituted in each place thereof and each reference in Sections 2.2 and 2.3(e) to "Note" shall be deleted and "Term Note" shall be substituted in place thereof.

          1.17 Each reference in Section 2.4 (except as set forth in Section 1.18) and the first reference in Section 3.1(b) to "the Loan" shall be deleted and "any Loan" shall be substituted in each place thereof.

          1.18 Each reference in the last paragraph of Section 2.4 and in
Section 3.2 to "the Loan" shall be deleted and "each Loan" shall be substituted in each place thereof.

          1.19 Each reference in Section 3.1(a) and 3.1(c) to "Loan" shall be deleted and "Term Loan" shall be substituted in each thereof.

          1.20 Each reference in Sections 3.4, 3.5, Article IV, Section 5.2(i),
Article VI, Section 7.2 and Article VIII to "Loan" shall be deleted and "Loans" shall be substituted in each place thereof.

          1.21 Each reference in Article IV, Article V, Article VI, Section 7.2 and Article VIII to "Note" shall be deleted and "Notes" shall be substituted in each place thereof.

          1.22 The form of Line of Credit Note annexed hereto as Exhibit A-1 is hereby added to the Credit Agreement as Exhibit A-1.

          1.23 Any schedules attached hereto are substituted for the corresponding schedules attached to the Credit Agreement.


                   SECTION 2.  REPRESENTATIONS AND WARRANTIES

          Each of the Company and each Guarantor represents and warrants that:

          2.1 It has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to engage in the transactions contemplated by the Loan Agreement, as amended by this Amendment (the "Amended Loan Agreement"), and to perform its obligations under the Amended Loan Agreement and the Line of Credit Note to which it is a party. The execution and delivery by it of this Amendment and the Line of Credit Note to which it is a party, and the performance by it of the Amended Loan Agreement and the Line of Credit Note to which it is a party have been duly authorized by all necessary action, corporate or otherwise, and do not and will not (a) require any consent or approval of its stockholders, if any, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation, By-Laws or Partnership Agreement, as applicable, or (c) result in a breach or constitute a default under any indenture or loan or credit agreement or other agreement, lease or instrument to which it is a party or by which it or its properties may be bound or affected.

          2.2 No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution or delivery by it of this Amendment or the Line of Credit Note to which it is a party, or the performance by it of the Amended Loan Agreement or the Line of Credit Note to which it is a party.

          2.3 The Amended Loan Agreement and the Line of Credit Note to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with their terms.

          2.4 After giving effect to the amendments contained in this Amendment, its representations and warranties contained in Article IV of the Loan Agreement, Section 2 of the Security Agreement and in Article IV the SCSM Credit are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.5 After giving the effect to the amendments contained in this Amendment, there is no Event of Default or event or condition which may become an Event of Default with notice or lapse of time, or both, as of the date hereof.

          2.6 CMC represents and warrants that, other than the capital stock of SCSM and Checker Holding Corp. III and its partnership interest in the Company, the only assets owned by it are those described in the Security Agreement, that the Bank has a lien and security interest in all such assets of CMC described in the Security Agreement, such liens and security interests are of a first priority other than as described in Schedule 2.6 hereto and CMC will promptly notify the Bank if it acquires any other assets and execute such further agreements and other documents to grant a first priority lien and security interest thereon as requested by the Bank.



                         SECTION 3.  CONDITION PRECEDENT

          3.1 CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until the Company and the Guarantors furnish to the Bank the following documents and complete the following matters, each in form and substance satisfactory to the Bank:

          (a) Certified copies of such corporate and partnership documents of the Company and each Guarantor, including those evidencing necessary corporate action with respect to this Agreement, the Line of Credit Note and any other documents executed in connection herewith as the Bank may request.

          (b)  The Line of Credit Note duly executed on behalf of each Borrower.

          (c)  Payment of facility fee to the Bank in amount of $50,000.

          (d) The favorable written opinion of counsel for the Company and the Guarantors, in form and substance satisfactory to the Bank and its counsel.

          (e) Such other documents and agreements requested by the Bank, including without limitation a solvency certificate.


                            SECTION 4.  MISCELLANEOUS


          4.1 All references to the Loan Agreement or the Note in the Security Agreement, any Note, any certificate or instrument or any other document, shall hereafter be deemed references to the Loan Agreement as amended hereby and to the Notes as defined in the Loan Agreement after giving effect to this Amendment, respectively.

          4.2 Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement or the Security Agreement, as the case may be.

          4.3 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

          4.4 The Company agrees to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Bank, in connection with the preparation of this Amendment, the Line of Credit Note and related documents and the consummation of the transactions contemplated hereby.

          4.5 The Company and each Guarantor hereby ratify and confirm the Loan Agreement, the Notes, the Security Agreement and all other agreements and documents executed at any time pursuant to the Loan Agreement (all the foregoing referred to collectively as the "Loan Documents") and agree that each shall remain in full force and effect and acknowledge that they have no defense, offset or counterclaim with respect thereto. Each Borrower agrees that all collateral granted by it, including without limitation pursuant to the Security Agreement, are cross collateralized and secure all present and future indebtedness, obligations and liabilities of the Company and each Guarantor now or hereafter owing to the Bank, including without limitation pursuant to the Line of Credit Note, the Term Note and the SCSM Credit Agreement. The Guarantors acknowledge and confirm that they jointly and severally and unconditionally guarantee all present and future indebtedness, obligations and liabilities of the Company to the Bank, including without limitation those pursuant to the Line of Credit Note and the Term Note, and each Guarantor further acknowledges and confirms that any collateral granted by either Guarantor, including without limitation any collateral granted pursuant to the SCSM Credit Agreement and the security agreement and other documents executed pursuant thereto, (the "SCSM Loan Documents"), are cross collateralized and secure all present and future indebtedness, obligations and liabilities of the Company and each Guarantor now or hereafter owing to the Bank, including without limitation pursuant to the Line of Credit Note and the Term Note, the Loan Agreement and the SCSM Credit Agreement. The Company and each Guarantor represent and warrant that the Bank has a first priority (subject only to such Liens permitted by Section 5.2(e) of the Loan Agreement), perfected and enforceable lien and security interest on all collateral described in the Loan Documents and in the SCSM Loan Documents.

          4.6 Each Guarantor and the Company represent and warrant that they are aware of no claims or causes of action by the Company or any Guarantor against the Bank. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each Guarantor and the Company, individually and jointly and severally, for themselves and for their respective heirs, successors and assigns, hereby release the Bank and its officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any liability, claim, right or cause of action which now exists or hereafter arises, whether known or unknown, arising from or in any way related to facts in existence as of the date hereof.

          4.7 This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof and may only be modified or amended in a writing signed by all parties hereto. Each party hereto acknowledges that it has been given an opportunity to consult with counsel and after such consultation or opportunity, knowingly, voluntarily and without duress enter into this Agreement and each party hereto acknowledges that they have carefully and completely read all of the terms and provisions hereof.

          4.8 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State without giving effect to choice of law principles of such State.


          WITNESS the due execution hereof, effective as of the 1st day of November, 1993, which shall be the Effective Date of this Amendment.



                                        CHECKER MOTORS CORPORATION

                                        By: /s/ Jay Harris
                                           -----------------------------------

                                             Its:  Vice President
                                                  -----------------------------



                                        CHECKER MOTORS CO., L.P.

                                        By:  CHECKERS MOTORS CORPORATION,
                                             general partner

                                        By:  /s/ Jay Harris
                                            ----------------------------------

                                             Its:  Vice President
                                                  -----------------------------


                                        SOUTH CHARLESTON STAMPING &
                                        MANUFACTURING COMPANY

                                        By:  /s/ Marlan R. Smith
                                            ----------------------------------

                                             Its:  Assistant Treasurer
                                                  -----------------------------



                                        NBD BANK, N.A.

                                        By:  /s/ Randy Balluff
                                            ----------------------------------

                                             Its:  Vice President
                                                  -----------------------------

                                   EXHIBIT A-1


                               LINE OF CREDIT NOTE



$5,000,000                                                      November 1, 1993
                                                               Detroit, Michigan


          FOR VALUE RECEIVED, the undersigned, CHECKER MOTORS CO., L.P., a Delaware limited partnership (the "Company"), hereby unconditionally promises to pay to the order of NBD BANK, N.A., a national banking association (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000), or such lesser amount as is noted on the schedule attached hereto, on the Expiry Date; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement referred to below.

          The Bank is hereby authorized by the Company to note on the schedule attached to this Line of Credit Note the date and amount of each Loan, the amount of each payment or prepayment of principal thereon and other information provided for on such schedule, which schedule shall constitute prima facie evidence of the information so noted, PROVIDED that any failure by the Bank to make any such notation shall not relieve the Company of its obligation to repay the outstanding principal amount of this Line of Credit Note, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Line of Credit Note and the Loan Agreement.

          The Company and each endorser or guarantor hereof waives presentment, protest, diligence, notice of dishonor, demand, and any other formality in connection with this Line of Credit Note. Should the indebtedness evidenced by this Line of Credit Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Line of Credit Note, including attorneys' fees and expenses.

          This Line of Credit Note evidences one or more Loans made under a Loan and Guaranty Agreement, dated as of September 17, 1992 among the Company, South Charleston Stamping & Manufacturing Company, a West Virginia corporation, Checker Motors Corporation, a New Jersey corporation, and the Bank, as amended or modified through the date hereof and as further amended or modified from time to time (the "Loan Agreement"), to which reference is hereby made for a statement of the circumstances under which this Line of Credit Note is subject to prepayment and under which its due date applicable in the absence of demand may be accelerated and for a description of the collateral and security securing payment hereof. Capitalized terms used but not defined in this Line of Credit Note shall have the respective meanings assigned to them in the Loan Agreement.


                                        CHECKER MOTORS CO., L.P.

                                        By:  CHECKER MOTORS CORPORATION,
                                             its general partner


                                        By: __________________________________

                                          Its:_____________________________

                     Schedule to Line of Credit Note, dated
               November 1, 1993, made by Checker Motors Co., L.P.
                           in favor of NBD Bank, N.A.


             Principal                    Principal       Principal
Date Loan    Amount of      Interest     Amount Paid       Balance    Notation
  Made         Loan           Rate       or Pre-paid     Outstanding   Made by
- ---------    ---------      --------     -----------     -----------   --------